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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): November 19, 2007
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                               InterDigital, Inc.
             (Exact name of registrant as specified in its charter)



       Pennsylvania                    1-11152                    23-1882087
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
      incorporation)                                        Identification No.)




781 Third Avenue, King of Prussia, Pennsylvania                   19406-1409
     (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events.
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Samsung Legal Proceedings Update
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A. Samsung Enforcement Action
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   On November 19, 2007, the Honorable Richard J. Sullivan of the U.S.
District Court for the Southern District of New York heard oral arguments on the outstanding motions in the enforcement action ("Enforcement Action") by InterDigital Communications, LLC and InterDigital Technology Corporation (collectively, "InterDigital") against Samsung Electronics Co., Ltd. ("Samsung"). The Judge indicated an opinion could be rendered before December 31, 2007.

   The Enforcement Action was filed by InterDigital in September 2006 to enforce the August 2006 final award issued by an arbitral tribunal ("Tribunal") operating under the auspices of the International Court of Arbitration ("ICC"), which awarded InterDigital approximately $134 million in past royalties plus interest on Samsung's sale of single-mode 2G GSM/TDMA and 2.5G GSM/GPRS/EDGE terminal units through 2005. The Tribunal also established the royalty rates to be applied to Samsung's sales of covered products in 2006.

B. Samsung 3rd Arbitration
   -----------------------

   In October 2006, Samsung filed a request for a new ICC arbitration proceeding (the "Samsung 3rd Arbitration") relating to the ongoing patent royalty dispute between Samsung and InterDigital. In the Samsung 3rd Arbitration, Samsung seeks to have a new arbitration panel determine new royalty rates for Samsung's 2G/2.5G GSM/GPRS/EDGE product sales based on the April 2006 Nokia Settlement, which implemented the June 2005 Nokia arbitration Award. An oral evidentiary hearing on the Nokia Settlement issue is scheduled to commence on February 6, 2008.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   INTERDIGITAL, INC.


                                   By: /s/ Lawrence F. Shay
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                                    Lawrence F. Shay
                                    Chief Legal Officer and Government Affairs



Date:    November 21, 2007